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                                                                   Exhibit 10.21


                                                                 Trevisan [LOGO]
                                                             The Global Solution



Consent of Independent Public Accountants

As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, of Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated January 18th, 2000 and January 31st, 2002, relating to the financial statements of Nova Era Silicon S.A. for the years ended December 31, 1999 and 1998 which is included in such Annual Report.


/s/ Luiz Claudio Fontes
Luiz Claudio Fontes
Socio-contador
CRC 1RJ032470/0-9 "T" PR "S" MG
Trevisan Auditores
Independentes
CRC 2 SP 013439/0-5 "S" MG
Belo Horizonte, Brazil, March 6, 2002